UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 30, 2009
SCM Microsystems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Oskar-Messter-Str. 13, Ismaning, Germany,		85737

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: +49 89 95 95 5000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement.
On September 30, 2009, SCM Microsystems GmbH (“SCM GmbH”), a wholly-owned subsidiary of SCM Microsystems, Inc. (“SCM”, and, together with SCM GmbH and its other subsidiaries, the “Company”), entered into a termination agreement with Stephan Rohaly, Vice President Finance and Chief Financial Officer of SCM Microsystems, Inc. and Managing Director of SCM GmbH (the “Termination Agreement”). The Termination Agreement supersedes the “Supplemental Agreement to the Employment Agreement” dated July 17, 2008, previously entered into between Mr. Rohaly and SCM.
In accordance with the Termination Agreement, Mr. Rohaly will resign from his various positions with SCM effective September 30, 2009 and terminate his employment with the Company effective March 31, 2010 (the “Termination Date”). Through the Termination Date, Mr. Rohaly will continue to make himself available to the Company to respond to questions that may arise. Additionally, Mr. Rohaly will be bound by a non-compete obligation with regard to any and all competitive activities through October 31, 2010.
Under the Termination Agreement, Mr. Rohaly will be entitled to continue to receive regular salary payments through the Termination Date, based on his annual base salary of €240,000, and he will be entitled to receive 10% of his annual base salary as a quarterly bonus payment for the third quarter of 2009, provided that SCM’s corporate performance satisfies the requirements of the 2009 Executive Bonus Plan, including the achievement of operating profit for the fiscal 2009 third quarter. In addition, as compensation for the loss of his employment and his compliance with the obligation not to compete described above, Mr. Rohaly will receive a lump-sum severance payment in the amount of €360,000, payable on the Termination Date. Under German labor practices, Mr. Rohaly is also entitled to receive compensation through the Termination Date related to pension contributions and health and unemployment insurance.
The foregoing description of the Termination Agreement does not purport to be complete, and is qualified in its entirety by reference to the Termination Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.
A copy of the press release announcing the execution of the Termination Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by this reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.02(b)
The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Termination Agreement and Mr. Rohaly’s resignation is incorporated by reference herein and made a part hereof.
Item 5.02(c)
As a result of Mr. Rohaly’s resignation, on September 23, 2009, the Company’s Board of Directors appointed Martin Wimmer to serve as the Company’s interim Chief Financial Officer until a replacement is named for Mr. Rohaly. In addition, Mr. Wimmer retains the position of Vice President Corporate Finance.
Mr. Wimmer, age 41, joined the Company in June 2005 as its Finance Director Europe and was promoted to Vice President Corporate Finance in January 2009. Prior to joining the Company, Mr. Wimmer served as European Financial Controller of Hurco Companies Inc., an industrial automation company, and previously headed Finance for the German operations of Take-Two Interactive Software Inc.
There is no family relationship between Mr. Wimmer and any other executive officer or director of the Company, and there are no arrangements or understandings between Mr. Wimmer and any other person pursuant to which he was selected to serve as interim Chief Financial Officer. There have been no transactions since the beginning of the Company’s last fiscal year, nor are any currently proposed, regarding Mr. Wimmer that are required to be disclosed by Item 404(a) of Regulation S-K.
A copy of the press release announcing the appointment of Mr. Wimmer as interim Chief Financial Officer is attached as Exhibit 99.1 hereto and is incorporated herein by this reference.
Item 5.02(e)
The information set forth in Item 5.02(b) is hereby incorporated by reference.

Additional Information to be Filed with the SEC
THIS COMMUNICATION IS FOR INFORMATION PURPOSES ONLY AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.
SECURITY HOLDERS OF SCM ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WITH BLUEHILL CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
In addition to the documents described above, SCM files annual, quarterly and current reports, proxy statements and other information with the SEC. Security holders will be able to obtain free copies of the Registration Statement and the proxy statement (when available) and other documents filed by SCM with the SEC at the SEC’s website at www.sec.gov or at SCM’s website at www.scmmicro.com.
Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include, without limitation, our statements contained above regarding the proposed transaction with Bluehill and other statements that are not historical facts. These statements involve risks and uncertainties that could cause actual results and events to differ materially, including the failure of stockholders to approve the transaction or that the transaction may not close. For a discussion of further risks and uncertainties related to SCM’s business, please refer to our public company reports and the Risk Factors enumerated therein, including our Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent reports, filed with the SEC. SCM undertakes no duty to update any forward-looking statement to reflect any change in SCM’s expectations or any change in events, conditions or circumstances on which any such statements are based.
Item 9.01 Financial Statements and Exhibits.
A copy of the Termination Agreement between Stephan Rohaly and SCM GmbH dated September 30, 2009 is attached as Exhibit 10.1 hereto, which is incorporated herein by reference.
A copy of the press release announcing Mr. Stephan’s resignation as Chief Financial Officer of SCM and Martin Wimmer’s appointment as interim Chief Financial Officer is attached as Exhibit 99.1 hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCM Microsystems, Inc.
September 30, 2009	By:	/s/ Felix Marx
		Name:	Felix Marx
		Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Termination Agreement between Stephan Rohaly and SCM Microsystems GmbH dated September 30, 2009.

99.1	Press release dated September 30, 2009 announcing the resignation of Stephan Rohaly as Chief Financial Officer of SCM Microsystems, Inc.